UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 2, 2007
                                                         ----------------

                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


           Colorado                     000-26621                52-2077581
           --------                     ---------                ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

                      25501 West Valley Parkway, Suite 300
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
              (Former name, former address or former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On November 2, 2007, NIC Inc. (the "Company") issued a press release announcing that the state of West Virginia finalized an agreement with the Company to operate the state's Web site, WV.gov (http://www.wv.gov), for up to three years. The contract is for one year with two one-year renewal options, the maximum allowed by state law.

A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99 - Press release issued by NIC Inc. dated November 2, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         NIC Inc.

Date: November 2, 2007                                   /s/ Stephen M. Kovzan
                                                         ---------------------
                                                         Stephen M. Kovzan
                                                         Chief Financial Officer

                                     - 3 -